SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of Mortgage Pass-Through Certificates, Series 2001-b Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-56234-05                  90-0023847/man
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 Barclay St.  8W, New York, NY                           10286
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 212-815-6140

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       Mortgage Pass-Through Certificates
                              Series 2001-b Trust

On February 25, 2003, The Bank of New York, as Trustee for BOA, Mortgage Pass-Through Certificates Series 2001-b Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2001, among BOA as Depositor, Bank of America Mortgage Securities, Inc., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, Mortgage Pass-Through Certificates Series 2001-b Trust relating to the distribution date of February 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2003


                             Payment Date: 02/25/03


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
            Mortgage Pass-Through Certificates, Series 2001-b Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    5.249000%             0.00          0.00            0.00       0.00       0.00
                        A2                  0.00    6.069000%             0.00          0.00            0.00       0.00       0.00
                        A3        139,051,752.86    6.175571%    16,592,090.48    713,198.36   17,305,288.84       0.00   2,404.99
                        AIO       156,575,745.29   -0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                ALR                 0.00    6.175571%             0.00          0.00            0.00       0.00       0.00
                        AR                  0.00    6.175571%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,759,875.23    6.175571%       382,991.03     34,671.49      417,662.52       0.00     116.92
                        B2          4,005,284.38    6.175571%       226,925.49     20,543.16      247,468.65       0.00      69.27
                        B3          2,753,924.53    6.175571%       156,027.79     14,124.92      170,152.71       0.00      47.63
                        B4          1,251,359.85    6.175571%        70,897.70      6,418.24       77,315.94       0.00      21.64
                        B5          1,252,026.18    6.175571%        70,935.45      6,421.66       77,357.11       0.00      21.65
                        B6          1,501,522.28    6.175571%        85,071.03      7,701.33       92,772.35       0.00      25.97
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        156,575,745.29     -           17,584,938.96    803,079.16   18,388,018.12     -        2,708.07
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2                  0.00              0.00
                                A3        122,459,662.37          2,404.99
                                AIO       138,990,806.33              0.00
Residual                        ALR                 0.00              0.00
                                AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          6,376,884.20            116.92
                                B2          3,778,358.89             69.27
                                B3          2,597,896.74             47.63
                                B4          1,180,462.15             21.64
                                B5          1,181,090.73             21.65
                                B6          1,416,451.25             25.97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        138,990,806.33          2,708.07
--------------------------------------------------------------------------------

                             Payment Date: 02/25/03


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
            Mortgage Pass-Through Certificates, Series 2001-b Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     5.249000% 060506ZJ4     0.000000      0.000000      0.000000
                           A2              0.00     6.069000% 060506ZK1     0.000000      0.000000      0.000000
                           A3    139,051,752.86     6.175571% 060506ZL9    73.479079      3.158442    542.320045
                           AIO   156,575,745.29    -0.000000% 060506ZM7     0.000000      0.000000    184.969176
Residual                   ALR             0.00     6.175571%               0.000000      0.000000      0.000000
                           AR              0.00     6.175571%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,759,875.23     6.175571% 060506ZQ8    37.751703      3.417594    628.574095
                           B2      4,005,284.38     6.175571% 060506ZR6    37.751703      3.417594    628.574095
                           B3      2,753,924.53     6.175571% 060506ZS4    37.751703      3.417594    628.574095
                           B4      1,251,359.85     6.175571% 060506ZT2    37.751703      3.417594    628.574095
                           B5      1,252,026.18     6.175571% 060506ZU9    37.751703      3.417594    628.574095
                           B6      1,501,522.28     6.175571% 060506ZV7    37.729615      3.415595    628.206371
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     156,575,745.29       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
            Mortgage Pass-Through Certificates, Series 2001-b Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       138,990,805.46   138,990,805.46
Loan count                    319              319
Avg loan rate           6.921571%             6.92
Prepay amount       17,427,803.19    17,427,803.19

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        61,748.94        61,748.94
Sub servicer fees            0.00             0.00
Trustee fees               260.96           260.96


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses        1,059.72         1,059.72

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       3,186,265.34     3,186,265.34


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           89.374704%           100.000000%            139,051,752.86
   -----------------------------------------------------------------------------
   Junior           10.625296%             0.000000%             16,531,143.95
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           9                 3,731,545.24
60 to 89 days                           0                         0.00
90 or more                              3                 1,387,097.17
Foreclosure                             4                 2,170,104.39

Totals:                                16                 7,288,746.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           18,388,018.12         18,388,018.12
Principal remittance amount           17,584,938.96         17,584,938.96
Interest remittance amount               803,079.16            803,079.16